Commitments and Contingencies (FY)	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
11.COMMITMENTS AND CONTINGENCIES
Operating Leases
In December 2011, the Company entered into a five year lease agreement for its headquarters location in San Diego, California expiring December 31, 2016. In December 2015, the Company amended the lease agreement to extend the term through December 31, 2020. The Company has an option to extend the lease an additional three years. The original lease term contained a base rent of approximately $24,000 per month with 3% annual escalations, plus a supplemental real estate tax and operating expense charge to be determined annually. The Company received a total of a six month base rent abatement from the lease agreement and amendment. This abatement is recoverable by the landlord on a straight line amortized basis over 60 months should the Company terminate the lease early for any reason.
The Company subleases excess capacity in its headquarters to a subtenant under a non-cancellable lease. The sublease has a term of two years and aggregate payments due to the Company of approximately $0.3 million.
For the years ended December 31, 2017 and 2016, rent expense totaled $0.3 millionand$0.5 million, respectively.
Future minimum rental payments under operating leases as of December 31, 2017 are as follows (in thousands):

2018	$364
2019	374
2020	32
Total	$770
Certain employees have agreements that provide for severance compensation in the event of termination or a change in control. These agreements can provide for a severance payment of up to 18 months of base salary and bonus in effect at the time of termination and continued health benefits at the Company’s cost for up to 18 months.
Litigation
The Company is a party to the following litigation and may be a party to certain other litigation that is either judged to be not material or that arises in the ordinary course of business from time to time. The Company intends to vigorously defend its interests in these matters and does not expect that the resolution of these matters will have a material adverse effect on its business, financial condition or results of operations. However, due to the uncertainties inherent in litigation, no assurance can be given as to the outcome of these proceedings.
A complaint was filed in the Supreme Court of the State of New York by Laboratoires Majorelle SAS and Majorelle International SARL (“Majorelle”) on July 25, 2017 naming Apricus Biosciences, Inc., NexMed (U.S.A.), Inc. and Ferring International Center S.A. as defendants. The complaint seeks a declaratory judgment that a non-compete provision in a license agreement between us and Majorelle, dated November 12, 2013, is unenforceable and makes other claims relating to invalidity of our assignment of the license agreement to Ferring under the Ferring Asset Purchase Agreement. The complaint also alleges breach of contract, fraudulent inducement, misrepresentation and unjust enrichment relating to a separate supply agreement between the Company and Majorelle. In addition to declaratory relief, Majorelle is seeking damages in excess of $1.0 million, disgorgement of profits and attorney’s fees. On August 30, 2017, we and NexMed removed the case to federal district court in the Southern District of New York. Majorelle filed an amended complaint on October 16, 2017. The Company filed a motion to dismiss all claims in the amended complaint on December 5, 2017, and the motion has been fully briefed since the Company submitted its reply brief on January 9, 2018. We believe the allegations are without merit, reject all claims raised by Majorelle and intend to vigorously defend this matter. No amounts have been accrued as a result of this matter.